                                                                 EXHIBIT (10)(d)

                                      [Logo of American General Financial Group]

                                                VARIABLE UNIVERSAL LIFE INSURANCE
                                                     SUPPLEMENTAL APPLICATION

                                         AMERICAN GENERAL LIFE INSURANCE COMPANY, ("AGL")
                                         Home Office: Houston, Texas

                                         Member of American General Financial Group. American General Financial Group is the
                                         marketing name for American General Corporation and its subsidiaries.

                         (This supplement must accompany the appropriate application for life insurance.)
------------------------------------------------------------------------------------------------------------------------------------
APPLICANT INFORMATION -- SUPPLEMENT TO THE APPLICATION OF THE LIFE OF
------------------------------------------------------------------------------------------------------------------------------------
                                         JOHN DOE                                 7/21/00
                                       ---------------------------------       --------------------------------------
                                       Name of proposed insured                Date of application for life insurance
------------------------------------------------------------------------------------------------------------------------------------
INITIAL ALLOCATION PERCENTAGES
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPTIONS: In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                              Premium    Deduction                                             Premium     Deduction
                                            Allocation  Allocation                                            Allocation  Allocation
                                            ----------  ----------                                            ----------  ----------

[AIM VARIABLE INSURANCE FUNDS                                     MFS VARIABLE INSURANCE TRUST
AIM V.I. International Equity Division (260)   100%     100%      MFS Emerging Growth Division (282)               ___%       ___%
AIM V.I. Value Division (261)                  ___%        ___%   MFS Research Division (283)                      ___%       ___%
AMERICAN CENTURY VARIABLE PORTFOLIO, INC.                         MFS Capital Opportunities Division (284)         ___%       ___%
VP Value Division (262)                        ___%        ___%   MFS New Discoveries Division (285)               ___%       ___%
AMERICAN GENERAL SERIES PORTFOLIO COMPANY                         NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
International Equities Division (263)          ___%        ___%   Mid-Cap Growth Division (286)                    ___%       ___%
MidCap Index Division (264)                    ___%        ___%   PIMCO VARIABLE INSURANCE TRUST
Money Market Division (265)                    ___%        ___%   PIMCO Short-Term Bond Division (287)             ___%       ___%
Nasdaq-100 Index Division (266)                ___%        ___%   PIMCO Real Return Bond Division (288)            ___%       ___%
Stock Index Division (267)                     ___%        ___%   PIMCO Total Return Bond Division (289)           ___%       ___%
Small Cap Index Division (268)                 ___%        ___%   PUTNAM VARIABLE TRUST
Science & Technology Division (269)            ___%        ___%   Putnam VT Diversified Income Division (290)      ___%       ___%
AYCO SERIES TRUST                                                 Putnam VT Growth & Income Division (291)         ___%       ___%
AYCO Large Cap Growth Fund I (270)             ___%        ___%   Putnam VT Int'l Growth & Income Division (292)   ___%       ___%
DREYFUS VARIABLE INVESTMENT FUND                                  SAFECO RESOURCE SERIES TRUST
Quality Bond Division (271)                    ___%        ___%   Equity Division (293)                            ___%       ___%
Small Cap Division (272)                       ___%        ___%   Growth Opportunities Division (294)              ___%       ___%
Mid-Cap Stock Division (273)                   ___%        ___%   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
FIDELITY VIPII FUNDS                                              Equity Growth Division (295)                     ___%       ___%
VIPII Equity Income Division (274)             ___%        ___%   High Yield Division (296)                        ___%       ___%
VIPII Growth Division (275)                    ___%        ___%   VANGUARD VARIABLE INSURANCE FUND
VIPII Contrafund Division (276)                ___%        ___%   High Yield Bond Division (297)                   ___%       ___%
VIPII Asset Manager Division (277)             ___%        ___%   REIT Index Division (298)                        ___%       ___%
JANUS ASPEN SERIES                                                VAN KAMPEN LIFE INVESTMENT TRUST
International Growth Division (278)            ___%        ___%   Strategic Stock Division (299)                   ___%       ___%
Worldwide Growth Division (279)                ___%        ___%   WARBURG PINCUS TRUST
Aggressive Growth Division (280)               ___%        ___%   Small Company Growth Division (300)              ___%       ___%
J.P. MORGAN SERIES TRUST II                                       AGL Declared Fixed Interest Account (301)        ___%       ___%
J.P. Morgan Small Company Division (281)       ___%        ___%   Other: ___________________________________       ___%       ___%]
------------------------------------------------------------------------------------------------------------------------------------
AGLC 0198-00                                                PAGE 1 of 3

------------------------------------------------------------------------------------------------------------------------------------
DOLLAR COST AVERAGING
------------------------------------------------------------------------------------------------------------------------------------
DOLLAR COST AVERAGING: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the [Money
Market Division] and transferred to one or more of the investment options below. The [AGL Declared Fixed Interest Account] is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

DAY OF THE MONTH FOR TRANSFERS: __________________________ (Choose a day of the month between 1-28.)
FREQUENCY OF TRANSFERS:            [_] Monthly         [_] Quarterly      [_] Semiannually         [_] Annually
TRANSFER $__________________ ($100 MINIMUM, WHOLE DOLLARS ONLY)
[AIM VARIABLE INSURANCE FUNDS                                         MFS VARIABLE INSURANCE TRUST
 AIM V.I. International Equity Division (260) $______                 MFS Emerging Growth Division (282)                   $______
 AIM V.I. Value Division (261)                $______                 MFS Research Division (283)                          $______
 AMERICAN CENTURY VARIABLE PORTFOLIO, INC.                            MFS Capital Opportunities Division (284)             $______
 VP Value Division (262)                      $______                 MFS New Discoveries Division (285)                   $______
 AMERICAN GENERAL SERIES PORTFOLIO COMPANY                            NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
 International Equities Division (263)        $______                 Mid-Cap Growth Division (286)                        $______
 MidCap Index Division (264)                  $______                 PIMCO VARIABLE INSURANCE TRUST
 Nasdaq-100 Index Division (266)              $______                 PIMCO Short-Term Bond Division (287)                 $______
 Stock Index Division (267)                   $______                 PIMCO Real Return Bond Division (288)                $______
 Small Cap Index Division (268)               $______                 PIMCO Total Return Bond Division (289)               $______
 Science & Technology Division (269)          $______                 PUTNAM VARIABLE TRUST
 AYCO SERIES TRUST                                                    Putnam VT Diversified Income Division (290)          $______
 AYCO Large Cap Growth Fund I (270)           $______                 Putnam VT Growth & Income Division (291)             $______
 DREYFUS VARIABLE INVESTMENT FUND                                     Putnam VT Int'l Growth & Income Division (292)       $______
 Quality Bond Division (271)                  $______                 SAFECO RESOURCE SERIES TRUST
 Small Cap Division (272)                     $______                 Equity Division (293)                                $______
 Mid-Cap Stock Division (273)                 $______                 Growth Opportunities Division (294)                  $______
 FIDELITY VIPII FUNDS                                                 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 VIPII Equity Income Division (274)           $______                 Equity Growth Division (295)                         $______
 VIPII Growth Division (275)                  $______                 High Yield Division (296)                            $______
 VIPII Contrafund Division (276)              $______                 VANGUARD VARIABLE INSURANCE FUND
 VIPII Asset Manager Division (277)           $______                 High Yield Bond Division (297)                       $______
 JANUS ASPEN SERIES                                                   REIT Index Division (298)                            $______
 International Growth Division (278)          $______                 VAN KAMPEN LIFE INVESTMENT TRUST
 Worldwide Growth Division (279)              $______                 Strategic Stock Division (299)                       $______
 Aggressive Growth Division (280)             $______                 WARBURG PINCUS TRUST
 J.P. MORGAN SERIES TRUST II                                          Small Company Growth Division (300)                  $______
 J.P. Morgan Small Company Division (281)     $______                 Other: ___________________________________           $______]
                                                                                                                             100%
------------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC REBALANCING
------------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC REBALANCING: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the premium percentages designated on Page 1 of this form. If the AGL Declared Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

[_] CHECK HERE FOR AUTOMATIC REBALANCING FREQUENCY:         [_] Quarterly          [_] Semiannually            [_] Annually

NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.
------------------------------------------------------------------------------------------------------------------------------------
MODIFIED ENDOWMENT CONTRACT
------------------------------------------------------------------------------------------------------------------------------------
CONTRACT: If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the
United States Internal Revenue Code, there may be potentially adverse U.S. tax consequences. Such consequences include: (1)
withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
                                                                                                [X] YES   [ ] NO
------------------------------------------------------------------------------------------------------------------------------------
AGLC 0198-00                                                PAGE 2 of 3

------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT COMPLIANCE TEST
------------------------------------------------------------------------------------------------------------------------------------
                   [ ] Guideline Premium Test           [ ] Cash Value Accumulation Test
------------------------------------------------------------------------------------------------------------------------------------
SPECIFIED AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Base Coverage $_____________________ plus Supplemental Coverage $____________________ = Total Specified Amount $____________________
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE AUTHORIZATION
------------------------------------------------------------------------------------------------------------------------------------
I (or we, if Joint Owners), hereby authorize American General Life Insurance Company ("AGL") to act on telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest Account and to change allocations for future purchase payments and monthly deductions given by:

INITIAL APPROPRIATE
BOX HERE:             [_]     Policy Owner(s) - If Joint Owners, either of us acting independently.
                      [_]     Policy Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                              AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from
                              AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.
------------------------------------------------------------------------------------------------------------------------------------
SUITABILITY
------------------------------------------------------------------------------------------------------------------------------------
ALL QUESTIONS MUST
BY ANSWERED.            1. Have you, the Proposed Insured or Owner (if different), received the variable universal life insurance policy prospectus and the prospectuses
                           describing the investment option?                                             [X] yes   [_] no

                           (IF "YES", PLEASE FURNISH THE PROSPECTUS DATES.)

                                Variable Universal Life Insurance Policy Prospectus:            _______________
                                Supplements (if any):                                           _______________

                        2. Do you understand that under the Policy applied for:

                           a. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR
                              DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE
                              SEPARATE ACCOUNT?                                                          [X] yes   [_] no

                           b. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE
                              INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, THE AGL DECLARED
                              FIXED INTEREST ACCOUNT ACCUMULATION, AND CERTAIN EXPENSE
                              DEDUCTIONS?                                                                [X] yes   [_] no

                           c. THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO
                              ALLOW FOR THE ACCUMULATION OF VALUES IN THE SEPARATE ACCOUNT?              [X] yes  [_] no

                        3. Do you believe the Policy you selected meets your insurance and
                           investment objectives and your anticipated financial needs?                   [X] yes   [_] no
------------------------------------------------------------------------------------------------------------------------------------
YOUR SIGNATURE
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURES              Signed at (city, state)         Anytown, USA
                        ------------------------------------------------------------------------------------------------------------
                        Print name of Broker/Dealer
                        ------------------------------------------------------------------------------------------------------------
                        X Registered representative                     State license #                         Date
                        ------------------------------------------------------------------------------------------------------------
                        X Primary proposed insured      John Doe                                                Date  7/21/00
                        ------------------------------------------------------------------------------------------------------------
                        X Owner                                                                                 Date
                        ------------------------------------------------------------------------------------------------------------
                        (If different from Proposed Insured)

                        X Joint Owner                                                                           Date
                        ------------------------------------------------------------------------------------------------------------
                        (If applicable)

------------------------------------------------------------------------------------------------------------------------------------
AGLC 0198-00                                                      PAGE 3 of 3